RailAmerica 2006 Analyst/Investor Workshop RailAmerica 2006 Analyst/Investor Workshop Napa, California May 4 - 5, 2006

Forward-Looking Statements and Forecasts This presentation contains forward-looking statements, forecasts, and information regarding future events and the future performance of RailAmerica, Inc. ("RailAmerica" or the "Company") that involve risks and uncertainties that could cause actual results and actions to differ materially, including, but not limited to, the Company's Process Improvement Project, Class I congestion, fuel costs, tax benefits/credits, foreign currency risks, weather, casualties, failure to complete proposed acquisitions, failure to successfully integrate acquisitions, failure to service debt, failure to complete asset sales, economic conditions, customer demand, increased competition in the relevant market and others. The Company refers you to the on From 10-K and 10-Q that it files from time to time with the Securities and Exchange Commission,, which contain additional important factors that could cause actual results to differ from its current expectations and from the forward-looking statements made in this presentation. Statements about the Company's future expectations contained in this presentation other than statements of historical facts, are forward-looking statements with-in the meaning of the federal securities laws. The forecasts included in this presentation have been prepared by RailAmerica's management based upon estimates and assumptions that, while considered reasonable by the Company, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of the Company, and are based upon assumptions with respect to future business decisions that are subject to change. These forecasts are not necessarily indicative of the Company's future results of operations. The Company cautions against placing undue reliance on forward-looking statements or forecasts, which reflect the Company's current beliefs and are based on information currently available to it as of the date a forward-looking statement or forecast is made. The Company does not intend to update or otherwise revise these statements or forecasts to reflect circumstances existing after the date hereof or to reflect the occurrence of future events, even in the event the assumptions or estimates underlying them are shown to be in error. In the event that the Company does update any forward-looking statements or forecasts, no inference should be made that the Company will make additional updates with respect to that statement, related matters, or any other forward-looking statements or forecasts.

Agenda

Biographies

CHARLES SWINBURN Chief Executive Officer Mr. Swinburn, has served as Chief Executive Officer of RailAmerica since August 1, 2004, and as a director of RailAmerica since February 1995. Prior to joining RailAmerica as CEO, Mr. Swinburn was a litigator with the law firm Morgan, Lewis & Bockius, in Washington D.C. From 1990 through 1993, Mr. Swinburn served as a consultant to private industry and the government while attending law school. Prior to that time, Mr. Swinburn started up and ran Rollins Field Services, a nationwide hazardous waste clean up firm. Previously, Mr. Swinburn served in various capacities at the U.S. Department of Transportation, most recently as Deputy Assistant Secretary for Policy and International Affairs. While with the Department of Transportation, he was instrumental in the Department's successful efforts to deregulate the railroad industry and to revitalize rail freight service in the Northeast. He also served on Amtrak's Board of Directors and was a member of the management committee of the Alaska Railroad. Mr. Swinburn received his B.A. degree from Princeton University in 1969, his M.B.A. from Harvard Business School in 1971 and his J.D. from the University of Pennsylvania in 1993. During six years of service as an officer in the United States Marine Corps, four of those as a pilot, Mr. Swinburn was awarded the Distinguished Flying Cross twice and the Air Medal 35 times, flying over 700 combat missions in the Vietnam war.

THOMAS L. SCHLOSSER Senior Vice President Western Corridor Mr. Schlosser joined RailAmerica in the capacity of Senior Vice President in January 2002 when RailAmerica purchased ParkSierra Corporation. From 1997 to 2002, he was President and Chief Operating Officer of ParkSierra Rail Group. Prior to that, he was employed by California Northern Railroad Company, Grand Trunk Western Railroad Company and Detroit, Toledo and Ironton Railroad where he held a variety of positions. Mr. Schlosser is currently Vice Chairman of the American Short Line and Regional Railroad Association's executive committee.

DONALD D. REDFEARN President, Chief Administrative Officer and Secretary Mr. Redfearn has served as RailAmerica's President since June 2004, as Chief Administrative Officer since January 2000 and Executive Vice President and Secretary since December 1994. He has served as an officer and director of the Company since its formation in April 1992. Mr. Redfearn joined the Company on a full-time basis in January 1996. From September 1993 until September 1995, Mr. Redfearn served as President of Jenex Financial Services, Inc., a financial consulting firm. From 1984 until September 1993, Mr. Redfearn served in various capacities at Boca Raton Capital Corporation, a publicly traded venture capital firm and former stockholder of the Company, including Senior Vice President, Assistant Secretary and Treasurer. Mr. Redfearn received his B.A. degree in Business Administration from the University of Miami and graduated from the School of Banking of the South at Louisiana State University. Mr. Redfearn has been a member of the United Way Leadership Circle since 2000.

R. JOE CONKLIN Executive Vice President Chief Operating Officer Mr. Conklin joined RailAmerica in March 2000 as Senior Vice President - North America Rail Group after serving as Vice President, Field Operations for RailTex, Inc. from August 1999 to March 2000. Prior to joining RailAmerica, Mr. Conklin was employed by Burlington Northern Santa Fe Railway (BNSF) and its predecessor railroads for 23 years. Mr. Conklin held a variety of positions with BNSF, including General Superintendent Transportation, Division Superintendent and Assistant General Superintendent of Transportation. Mr. Conklin began his railroad career in 1976 in BNSF's engineering department at Gillette, Wyoming.

RAY E. STEPHENS Vice President, Service Design Mr. Stephens joined RailAmerica in March 2005 from Burlington Northern Sante Fe Railway where he served for over 20 years in positions of increasing responsibility. Mr. Stephens held a variety of positions, including Trainmaster, General Superintendent Transportation, and Assistant Vice President Seattle region. From 2001 to late 2004, Mr. Stephens was Assistant Vice President Operations North Lines, where he was responsible for 10,000 route miles, 250 transportation management employees, 4,000 union transportation employees and a $480 million annual operating budget. Mr. Stephens received his B.S./B.A. degree in Administrative Management from the University of Missouri-Columbia. Mr. Stephens, who was Academic All Big Eight Conference, played varsity football for four years.

RICHARD TIMMONS President American Short Line and Regional Railroad Association Richard Timmons became President of American Short Line and Regional Railroad Association (ASLRRA) September 3, 2002. ASLRRA is a trade association that represents 425 short line and regional railroads, which provide local rail service in all sections of the country. Mr. Timmons represents the interests of these railroads before Congress, Federal, and State regulatory agencies and on the policy and technical committees of the U.S. railroad industry. The association also serves as a liaison between its member railroads and the large railroads of this nation. Prior to joining ASLRRA, Mr. Timmons was employed with Norfolk Southern Railroad as the corporation's chief political liaison to the states of Pennsylvania and New York, representing the corporation's interests in the areas of legislative and regulatory policy. In addition, Mr. Timmons served for 32 years in the United States Army, retiring as a Lieutenant General. His career included a range of operational, political and staff assignments, including Commander of the Eighth Army in Korea, Chief of Staff of the United Nations Command in Korea, Executive Officer to the Secretary of the Army and Army liaison officer to the U.S. Senate. Mr. Timmons is a graduate of the U.S. Army War College and holds a bachelor's degree in history from Virginia Military Institute, a master's in personnel administration from Central Michigan University and a master's in journalism from the University of Alabama. He has completed postgraduate work at the Yale School of Management, the John F. Kennedy School of Government at Harvard University and the U.S. Army Command and General Staff College. Richard F. Timmons, President of the American Short Line and Regional Railroad Association, has been named 2006 Railroader of the Year by railroad industry trade journal Railway Age.

THOMAS C. OWEN Senior Vice President, Marketing & Sales Mr. Owen joined RailAmerica in September 2001 from CSX Transportation and its predecessor railroads where he served for 16 years. Mr. Owen held a variety of positions, including Assistant Vice President, Sales & Marketing - Agricultural Products. Mr. Owen was also CSXT's first participant to a one-year international Executive Exchange Program where he served as the Commercial Manager for British Steel in Wales, U.K. Mr. Owen received his B.S. degree in Industrial Management from the Georgia Institute of Technology and his M.B.A. degree from the Fuqua School of Business at Duke University.

KEVIN D. GOINS National Director, Distribution Services Mr. Goins joined RailAmerica in 2004 with over 15 years of warehouse operations and logistics experience. In his present capacity he oversees RailAmerica's North American Warehousing and transloading initiative for all 42 railroads. Prior to RailAmerica, Mr. Goins spent 4 years with CSX Transportation and 8 years with Nucor Corporation in various operations and logistics roles. Mr. Goins has a high level of logistics and operations experience, including two Nucor mill startups, and overseeing CSX Transportation's MetalNet Warehouse network for the Eastern half of the United States, Canada, and Mexico. Mr. Goins served his country in the United States Marine Corps and holds a B.S. in Business Administration from St. Louis University.

KENDALL "KEN" F. KOFF Vice President, Engineering Ken Koff joined RailAmerica in March 2004. Mr. Koff currently serves as Vice President Engineering - RailAmerica Operations Support Group. In his role Mr. Koff is responsible for directing and overseeing all maintenance and engineering activities for RailAmerica. Mr. Koff began his railroad career 30 years ago (1975) starting in the Engineering Department with the Chicago & Northwestern Transportation Company. Mr. Koff has advanced through a number of management positions during his career including Roadmaster, Engineer Track & Structures, Project Engineer, Chief Engineer, Vice President Engineering, and Vice President of Operations. Mr. Koff is a contributor to railroad-related organizations and actively supports many of these groups. He previously served as a member of the Roadmasters' board of directors and is a Roadmasters' Association past president. Ken holds membership in the American Association of Railroad Superintendents and the American Railway and Maintenance of Way Association.

MICHAEL J. HOWE Executive Vice President Chief Financial Officer Mr. Howe joined RailAmerica in May 2000 with over 30 years of experience in finance, operations and systems management, including 18 years in the transportation industry. Prior to joining RailAmerica, Mr. Howe was Vice President & Chief Financial Officer at SurfAir, Inc., an international transportation services company. Prior to SurfAir, he was employed by Circle International and was responsible for Treasury and financial reporting. He was also employed by CSX Corporation for seven years in various senior management positions, including Chief Financial Officer at CSX Logistics Information Services and Senior Director at CSX Commercial Services. Earlier in his career, Mr. Howe spent several years with the international accounting firm of Deloitte & Touche in both the tax and audit areas. Mr. Howe, a CPA, received both his B.B.A. and M.B.A. in Accounting from the University of North Florida.

RailAmerica's Five Year Strategic Plan Charles Swinburn Chief Executive Officer

RailAmerica's Vision TO BE THE PREEMINENT PROVIDER OF NORTH AMERICAN SHORT LINE AND REGIONAL RAILROAD SERVICES, AS SEEN BY OUR CUSTOMERS, EMPLOYEES, SUPPLIERS, SHAREHOLDERS AND CLASS I RAILROAD PARTNERS

RailAmerica's Core Values & Strategic Priorities Safety must always come ahead of production Our Employees are individually and collectively important and are to be treated with respect and dignity Superior Customer Service is essential to our growth and profitability Successful Local Management of our railroads is key to our success as a corporation Our Shareholders deserve our best efforts

Safety Five Year Goals & Metrics Maintain our personal injury frequency ratio below 2.0 Improve our casualty and insurance expenses to below 4% of revenue Five Year Strategic Initiatives Training Risk based capital investment Communication Dedicated Safety Funds

Service Five Year Goals & Metrics Average at least 5% annual "same railroad" revenue growth By 2010, achieve railcar performance measures consistent with the rail industry (Class I's) Five Year Strategic Initiatives RADS Shipper projects Class I cooperation Scheduled railroading Superior customer service

Cost Control Five Year Goals & Metrics Improve the efficiency and cost-effectiveness of our railroad operations Reduce our operating ratio to 80% or less by 2010 Five Year Strategic Initiatives Remote control One man crews Increased IT usage Dashboard Scheduled railroading Improve car turn times

Asset Utilization Five Year Goals & Metrics Implement system-wide car performance measures by 2008 Average car days on-line Car performance vs. plan Achieve 93% locomotive availability Five Year Strategic Initiatives Improve car turn times Maintain roads fit for purpose Optimum efficiency plans Right size locomotive fleets Consider new high HP locomotives

Capital Structure Five Year Goals & Metrics Maintain net debt to capital at 55% or lower Interest expense not to exceed 5% of revenue By 2010, bring the leverage ratio to below 3.40 Five Year Strategic Initiatives Increase revenue, profitability and cash flow through prior initiatives Pay down debt State / community loans and grants

Maintain Liquidity Five Year Goals & Metrics Produce annual operating cash flow (EBITDA minus Capital Expenditures) of at least 15% of revenue by 2010 Five Year Strategic Initiatives Increase revenue, profitability and cash flow through prior initiatives Optimize capital program ROI

Process Improvement Project Five Year Goals & Metrics Enhance simplicity and effectiveness of our business processes Implement strategic purchasing Reduce our administrative costs Enhance efficiency / effectiveness of our organizational structure

Track Maintenance Tax Credit Extension Five Year Goals & Metrics Obtain an extension of the track maintenance investment tax credit for 2008 and future years Five Year Strategic Initiatives Support ASLRRA in legislative efforts Individual railroad managers and employees communicate with elected representatives Enlist support of our suppliers

Employees Five Year Goals & Metrics Fully develop our employees' talents Continue to improve and implement our employee communication program Obtain willing employee participation in achieving our corporate vision and goals Five Year Strategic Initiatives Training at all levels Management Development Programs Increased communication

Information Technology Five Year Goals & Metrics By 2007, fully integrate the use of IT into our operations and corporate management to improve productivity Five Year Strategic Initiatives Implement Management Tools Dashboard Scorecard Planning Budgeting Support Operating Improvements Handhelds Shipper Tools Trackside Readers Service Scheduling

Acquisitions/Dispositions Five Year Goals & Metrics Through acquisitions, average at least 5% annual revenue growth Through dispositions of non-performing railroads, increase profitability of entire portfolio of railroads Five Year Strategic Initiatives Acquisition focus on: Complementing existing railroads Strong cash flow, solid customer base, low capital needs Pricing freedom Existing railroads: Programs to turn around non-performers Dispose of properties that cannot be turned around

Process Improvement Project (PIP) Donald Redfearn President

Case for Change RailAmerica has grown through acquisitions Many railroads had their own processes, procedures and organization Evolved into duplicative roles and functions Have grown corporate staff to support acquired lines Resulted in: Complexity Inefficiency Increased SG&A Diversified accountability

Five Year Plan PIP as Strategic Initiative Objective: Improve Efficiency and Profitability Board of Directors approved plan in Q4 2005 Engaged iServiceX in late 2005 Analysis phase began in Q1 2006 Design phase in Q2 2006 Implementation planning in Q2 and Q3 2006 Implementation to commence in the second half of the year

The Process Formed 5 work groups to focus on specific areas Teams consist of several cross functional members The 5 work groups are Organizational Effectiveness Strategic Sourcing Order to Cash Purchase to Pay Information Technology

Current Expectations Currently projected to result in savings of $10 to $15 million annually, to be realized beginning in 2007 Approximately 2/3 of the savings estimated to be realized from reduction in operating costs Approximately 1/3 of the savings estimated to be realized from reduction of capital costs

Summary The Process Improvement Project is projected to improve efficiency and enhance shareholder value

Safety Joe Conklin Executive Vice President Chief Operating Officer

Total Reportable Derailments and Injuries 2005 2006 2006 2005 25 16 16 7 First Quarter FRA Reportable Train Incidents First Quarter FRA Reportable Personal Injuries

2005 2006 RA 3.49 1.51 Shortline 3.78 3.34 Industry 2.1 1.84 Per 200,000 person hours worked First Quarter Personal Injury Frequency Ratio

Safety Training Improvements Computer Based Training (CBT) Engineer School - National Academy of Railroad Science Ground School Program Enhancements Derailment Prevention & Analysis Training Focused Operations Testing Railroad Security Training

Service Design Ray Stephens Vice President, Service Design

Role of Service Design Develop and implement performance and operational metrics to reduce costs, improve asset utilization and customer service Develop and lead implementation of service scheduling Lead implementation of IT initiatives for the Operations Group in the areas of cost reduction and service improvement

Performance / Operational Metrics Daily Operations Dashboard Web based with interactive drill down capability Carloads / Revenue Railcar inventories Delayed cars Cycle times Value for all levels of the Company Future development Expense metrics Real time data

Cycle Time vs. Car Hire Car hire and cycle times have been trending down RailAmerica car hire budget for 2006 = $22 million Class I's are demanding reduced car cycles from the short lines 2005 average car cycle time = 8 days 2006 target is .5 day reduction in cycle time 2007 target is an additional .5 day reduction in cycle time One day reduction in cycle time represents 12.5% decrease All roads have cycle time reduction targets and are currently being measured vs. these targets Q1 2006 car hire 4.2% of revenue vs. 5.8% of revenue in Q1 2005

Cycle Time vs. Car Hire August 2004 - March 2006

A Changing Environment for Railroad Services Class I leaders acknowledge the dramatic change in the demand for their services and are altering their behavior accordingly "Today our company has more business demand than we are able to fulfill - a situation that I haven't seen during my 45-year career." - Dick Davidson, Union Pacific "We will price around those who do not understand the full logistics chain." - Rob Ritchie, Canadian Pacific "The fundamental difference between the new management and the old was that the new people saw themselves as asset managers rather than railroad operators." - Larry Kaufman, commenting on BNSF

Service Scheduling Developing in-house with RailAmerica IT Department Will measure each railroad's performance against a preset service plan Each railroad will generate an on-plan percentage that will roll up to the RailAmerica level RailAmerica will have the ability to publish daily, weekly, M-T-D and Y-T-D on-plan percentage reports Service scheduling will eliminate the so called "black hole" Will provide the ability to refine cycle targets by road

Operations Group IT Initiatives Train crew handheld event reporting Shipper tools AEI installations One man crew operations Remote control locomotive operations

Dashboard Demonstration The RailAmerica dashboard was recently demonstrated for one of our Class I partners and a senior level executive from that railroad commented, "I wish we had something like this."

Marketing & Sales Tom Owen Senior Vice President Marketing & Sales

It All Starts With The Customer RailAmerica has roughly 1,700 active freight paying customers Top 10 = 29% of all carloads Top 100 = 69% No national accounts (only a few customers have facilities on multiple RailAmerica roads) The number of customers per road varies from as few as 6 up to 180 The Class I's are our customers in many cases 2005 Top 10 Accounts

In 2005, RailAmerica Interchanged 1.2 Million Carloads with the Class I roads

To Serve our Dispersed Customer Base, RailAmerica's Sales Force is Strategically Positioned Across North America Marketing & Sales Managers SDIY VCRR CFNR SJVR ARZC CORP PSAP CSCD OTVR KYLE MNA AGR DGNO TNER KRR EARY CPDR SCRF VSRR NCVA CA TPW ISRR IORY CIND HESR MSR MMRR GR SOR GEXR OVR NECR CSO CBNS CERA CFE PCN RSS BXN MSTR

Increased pricing freedom Capital investment in customer projects Industrial development progress Expansion of RailAmerica Distribution Services There Have Been Several Significant Commercial Developments in the Past Year that will Impact Growth

Improvement driven by: Negotiation with Class I carrier Disproportionate traffic growth on free pricing roads We will be seeking to drive this figure even higher Possible renegotiation of certain handling line agreements Acquisition growth to include pricing freedom Prioritize industrial development growth on free pricing roads The Percent of Total Traffic Where RailAmerica Controls Pricing Increased From 27% to 34%

Created a pool of capital dollars to fund high ROI projects specifically tied to committed carload growth Projects compete for the funds based on ROI and strategic value In 2005, RailAmerica invested: $4.4 MM in 9 major projects ....that will generate 24K carloads, $7.0 MM revenue annually ....with an average ROI well above our hurdle rate of 15% Investing Our Own Capital into Projects with Customers has Successfully Grown Traffic

Our Industrial Development Focus is Gaining Traction and Yielding Attractive Results Since Q1 2005 Announcements on 14 major projects with annualized traffic of 39,000 cls, $15.0MM revenue Includes both green field and expansion projects Project pipeline looks strong Online site database nearing completion Placing additional resources on ID

Our Recent Wins Reflect Considerable Diversity Across Commodities, Customers, and Geography

Our Project Pipeline Reflects an Increasing Interest on Roads with Access to Multiple Class I Railroads Offer alternatives in the face of Class I service problems Insure long term competitiveness of freight rates Multiply the effective sourcing and shipping options

RailAmerica Distribution Services Kevin Goins National Director, Distribution Services

RailAmerica Distribution Services (RADS) Work with warehouses and transloaders to extend market reach for our customers Call on National Accounts to generate new opportunities for RailAmerica properties Provide logistic solutions for on- and off-line customers to better utilize rail Lead effort for RailAmerica's industrial development growth

A Brief History Began efforts in 2004 Inventoried all warehouses & transloaders Initiated calls on national accounts GE, Regal Beloit, Blue Linx, Nucor, Alcoa, 84 Lumber, GM, Sysco Foods, etc. Generated wealth of new leads; project pipeline grew Succeeded in converting projects into new traffic Added two Directors in Q4 2005 to manage growth

Projects Coming Online MNA Springfield, MO New 50,000 sq ft climate controlled warehouse Q3 '06 1,000 new cls / yr ARZC Phoenix, AZ Attracted new traffic to existing transload Q2 '06 1,200 new cls / yr CFE Stark County, IN Sysco Foods building new 600,000 sq ft D.C. Q4 '07 1,200 new cls in the first year Five year projection of 3,300 cls / yr

Projects in the Pipeline CFE Remington, IN New multi-commodity transload center to service the Chicago and surrounding areas 1,125 cls/yr New bulk terminal to service large chemical companies and auto industry 800 cls/yr KRR Durant, OK New auto parts distribution center to service Dallas-Fort Worth area 1,500 cls/yr MNA Springfield, MO Sugar processing plant to serve food manufacturers w/i 150 mile radius 1,000 cls/yr AGR Mobile, AL New 10 acre transload focused on MS/LA rebuilding Q3 '06 1,350 cls/yr

Advantages For Customers Large selection of North American warehouses Access to multiple Class I's via RADS transloaders Logistics help penetrating new markets Site selection for new plants or new distribution centers New website allows shippers access to specific information on all warehouses and transloaders www.rads.railamerica.com

RADS - Right Product at the Right Time Customers - Provides them alternatives for shipping by rail Class I RR's - Better asset utilization and market penetration with less work RailAmerica - Creates new ways to generate revenue-short and long term

Engineering Ken Koff Vice President, Engineering

Capital Investment in the Physical Plant Our physical plant capital spending falls into the three following categories: Maintenance capital - Routine recurring capital investment that replaces track and structures to allow the physical plant to remain in constant safe state of repair. Capital improvement - Investment in the physical plant of the railroad that results in an addition or a betterment/upgrade to the physical plant. Business Development - Investment in the assets of a RailAmerica company that result in a ROI of 15% or more.

Capital What drives our capital spending? Safety Risk management Fit for purpose Achieving railroad optimum efficiency Lease requirements Standards of track quality required under terms of the lease Investment in assets Revenue enhancement high ROI projects Regulatory requirements Complying with FRA, EPA, State, and local laws and regulations

Capital Process & Timeline May 15 - Capital request forms are available to local railroad managers July 15 - Completed forms are submitted to the Regional Chief Engineers September 10 - joint inspection complete and prioritized, estimated and sent to Administrative Chief Engineer October 1 - First draft estimates are complete and in review by Vice President Engineering Prior to November 1 - plan is revised and finalized in scope November 15 - Final capital plan is complete

Capital Process & Timeline (cont.) Approved Projects sheets are sent to Purchasing Purchasing note time requirements, total material needs Purchase requisition created by purchasing Using RA's Standard Bidding Documents contract capital is competitively bid and awarded

Safety - Risk Management Development and review of the risk profile of our Railroads Safety trend/history Commodities handled Speed of operation Rail condition Geography

CAPITAL -- The RailAmerica Advantage Chief Engineer develops plans and contracts Empower Local Mgmt Develop & Monitor Capital Program Better Capital Utilization More units for same $ Optimized Capital and Risk Management Productivity Improvements Capital Targeted Specifically Toward Risk Mitigation Targeted Capital Investment

Derailment Grid Basic Criteria High Frequency > 6 incidents High Cost > $25,000 per incident (average) 80/20 Rule & Trends

Focused Capital Investment RailAmerica has achieved a reduction in track caused derailments. In part this is attributable to focused risk based investment in our track structure RESULTS Comparing 2005 to 2006 - 1st quarter, RailAmerica had achieved an improvement of 62.5% less track caused derailments (same store comparison FRA reportable track caused derailments)

2006 - Assigning Capital Capital Bucket Rail Replacement Ties installation Track Surfacing Bridge Repair All other projects $100 $ $100 $ $100 $ $100 $ $100 $ $100 $ $100 $ $100 $ $100 $ $100 $ $100 $ $100 $ $100 $ $100 $ $100 $ $100 $ $100 $ $100 $ $20.0 M $18.3 M $5.8 M $3.2 M $6.4 M $53.7 M Total 2006 Capx To the Right places for the Right reasons

FY 2006 Capital Plan by Major Work Items Major Work Items Major Work Items Tie Replacement and Rail Installation account for approximately 71.4% of Capital Spend

Physical Plant Improvements Recent Improvements..... In 2004, 17.5% of RailAmerica's main-line was bolted 100 lb. rail or lighter rail (rolled between 1900 - 1940) In 2006, RailAmerica has reduced the total 100 lb. or lighter rail to approximately 14.5% of its system rail

Physical Plant Improvements Future improvements ......... Strong emphasis on rail 2006 Rail program - This year we will lay 60.39 track miles -- $20.0 million Many railroads will benefit OVRR is in year 2 of a 5 year program to replace 150 miles of 100 lb. bolted rail CORP is in year 2 of a 5 year program to replace over 40 miles of 100 lb. bolted and curve rail Other railroads benefiting - GEXR, NECR, KRR, SJVR. etc.

Capital Process - Now & Going Forward Continue to focus on managing risk and ROI Continue to update multi-year plans for railroads Identifying material and services (contract labor) so as to better lever our acquisition position Aggressively pursue procurement options Material purchasing - Tie and Rail Strategy Contract Labor Competitive Bidding Long term contracts Strategic alliances; other options Aggressively pursue public/private partnerships using Federal, State, and local programs

Improving the Operating Ratio and Free Cash Flow Mike Howe Chief Financial Officer

2010 Operating Ratio and Free Cash Flow Targets An operating ratio of 80% or lower Improve free cash flow from 3.75% to 10% of revenue* Cash flow is defined as operating income plus depreciation & amortization and the book value of sold assets, less cash interest, cash taxes and capital expenditures

Projected Operating Ratio Improvement

Operating Ratio Improvement - Revenue Operating leverage from top line growth Acquisitions Target of 5% per year Class I divestitures Industrial companies Stand alone short lines Organic Target of 5% per year RADS Industrial Development Targeted capital investments Increasing pricing freedom Increased car velocity (dashboard) Greater assessorial charges (i.e. demurrage) Improved Processes (PIP)

Operating Ratio Improvement - Expenses Labor - 30.9% of revenue PIP Organizational effectiveness More efficient processes Increased use of technology Handhelds Shipper tools Service scheduling Trackside readers Equipment Rents - 12.1% of revenue Car management Locomotive maintenance Service Design

Operating Ratio Improvement - Expenses (continued) Purchased Services - 7.7% of revenue PIP Strategic sourcing Diesel Fuel - 11.0% of revenue Hedging Operating practices Strategic sourcing Casualty and Insurance - 5.5% of revenue Safety Claim management best practices Total cost of insurance Materials - 2.4% of revenue PIP Strategic sourcing

Operating Ratio Improvement - Expenses (continued) Joint Facilities - 2.9% of revenue Operating practices Other Expenses - 8.3% of revenue PIP Strategic sourcing of T&E Improved process efficiency Depreciation - 7.4% of revenue PIP Strategic sourcing Locomotive Strategy Risk Adjusted Capital Expenditures

Projected Cash Flow Improvement Improved Operating Ratio at 80% No Federal cash taxes in 2010 or before Except some small amount of AMT Reduced debt or interest rate equals reduced cash uses Risk adjusted approach to allocating capital Improved working capital management (PIP)

RailAmerica 2006 Analyst/Investor Workshop Napa, California May 4 - 5, 2006 May 4 - 5, 2006 May 4 - 5, 2006